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                                                                    EXHIBIT 10.6


                                LEASE AGREEMENT


This Lease Agreement made as of this 1/st/ day of March 2001, by and between Christopher M. and Margaret S. Salyer (hereinafter called "Landlord"), and CD Warehouse, Inc. a Delaware Corporation (hereinafter called "Tenant").

Landlord hereby leases and demises to Tenant, and Tenant hereby takes and hires from Landlord, upon the terms and conditions set forth herein, the real property with the street address of 900 North Broadway Avenue otherwise known as Lots One through Five, Block Ten, Gaults Second Addition to the City of Oklahoma City, State of Oklahoma (hereinafter called the "Leased Premises"), said Leased Premises being cross-hatched in red on that certain site plan attached hereto as Exhibit A and made a part hereof, together with the appurtenances thereof.

In consideration of the foregoing and of the covenants, conditions, representations and warranties set forth herein in this agreement, Landlord and Tenant do understand, covenant and agree as follows:

     1.   Leased Premises. The Leased Premises consist of a three story brick
          ----------------
          masonry building containing approximately 16,988 square feet having an historic architectural design to be renovated thereon by Lease Commencement (the "Building"), and approximately 14,000 square feet of land (the "Land"), available for parking.


     2.   Preparation of Leased Premises. Landlord will provide to Tenant an
          -------------------------------
          allowance equal to $25.00 per foot (excluding Tenant's furniture, fixtures and equipment) and shall renovate the Building and other improvements on the Leased Premises as shown on Exhibit A substantially in conformity with plans and specifications (the "Plans"), which Plans Tenant, at its expense, shall cause to be completed within sixty (60) days from the Lease Signing Date (as herein designated). Upon receipt and approval of the Plans by Landlord and Tenant, which approval shall not be unreasonably withheld or delayed (and in no event delayed beyond fifteen (15) days from the date of receipt of such Plans), Landlord and Tenant shall enter into a written amendment to the Lease whereby the Plans shall be incorporated herein. Landlord agrees to prepare the Building to be demised to Tenant and attendant outside areas, substantially in conformity with the Plans.

               If the Leased Premises are not ready for occupancy within nine months after Landlord has obtained all necessary governmental approvals, permits and licenses, whichever shall last occur, then Tenant may either cancel the Lease by giving such notice to Landlord and the obligations of the parties thereunder shall thereupon terminate, or Tenant may elect to have at the commencement of Tenant's occupancy one (1) rent-free day of such occupancy for each day by which Landlord is late in delivering the Leased Premises ready for occupancy. The words "ready for occupancy" shall mean that the Leased Premises are substantially completed in accordance with the Plans, and that all tools, scaffolding, surplus building materials, waste, debris, and rubbish of every sort in or about the Leased Premises have been removed (except those necessary for "punch-list items"), certificates of occupancy or their equivalent have been delivered to Tenant, and exclusive possession of the Leased Premises is delivered to Tenant. Notwithstanding any other provision contained herein, the words "ready for occupancy" shall not mean or include Tenant's fixturing or other work being conducted by Tenant or its agents or contractors or any sign work being conducted by Tenant or its agents or contractors. Landlord shall diligently pursue the completion of "punch-list items" - those items listed by Tenant in a single notice given to Landlord within ten (10) days of the commencement of Tenant's occupancy, which items are necessary to fully complete construction pursuant to the Plans.

               Prior to completion of the Building and other improvements to be made by Landlord, Tenant shall have the right and privilege to receive, store, and install its trade fixtures in the Building provided, however, that receiving, storing, and installing shall be in a manner that will not interfere with Landlord's work. It is expressly agreed that such action by Tenant shall constitute acceptance of Leased Premises as being ready for occupancy as required herein and the Term shall commence, and Landlord shall have no liability for any damage to, or loss of, said trade fixtures.

     3.   Term. This Lease shall be effective upon the date of its execution,
          ----
          but its term, rental and other obligations of Tenant, shall commence upon the date on which Tenant opens its Building on the Leased Premises for business, or thirty (30) days after the Leased Premises are ready for occupancy as hereinabove defined, whichever shall occur earlier (the "Lease Commencement"), and its term (the "Term") shall end on midnight of the fifth (5/th/) anniversary of the last day of the month during which the Lease Commencement occurs, unless sooner terminated as herein provided or permitted. Landlord and Tenant agree to join in a written acknowledgment confirming the date of Lease Commencement so established.


Landlord Initials _______________

Tenant Initials _________________

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     4.   Rental. Tenant shall pay to Landlord an annual rent, in the following
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          amounts for each respective "Lease Year", as hereinafter defined, such annual rent being due and payable, in advance, in twelve (12) equal monthly Installments in the following amounts, on the first day of each calendar month:


               Lease Year    Annual Rental  Monthly Installment
               ----------    -------------  -------------------

               1               $186,026.75           $15,502.23
               2               $186,026.75           $15,502.23
               3               $186,026.75           $15,502.23
               4               $186,026.75           $15,502.23
               5               $186,026.75           $15,502.23

For the purpose of this Lease, a "Lease Year" shall he defined as that twelve month period during a term commencing from the Lease Commencement or an annual anniversary thereof, as may be applicable; provided, however, that if the Lease Commencement is a day other than the first day of a calendar month, then the first Lease Year shall include that period from the Lease Commencement up to the first day of the next calendar month, and each subsequent Lease Year shall be the twelve month period beginning on the first day of such calendar month.

In the event that Tenant shall fail to pay a monthly rental installment within five (5) days of its due date twice in any calendar year, a late charge of five
(5) percent shall be due on all subsequent rental installments not made within five (5) days of their respective due dates during the next five (5) years of the Term and/or Renewal Periods (as hereinafter defined).

     5.   Renewals. Provided Tenant shall not then be in default thereunder,
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          Tenant shall have the option to extend the Term for one (1) additional consecutive five-year period such period being referred to as a "Renewal Period"), upon the same terms and conditions as herein set forth, except the rent due shall be as provided hereafter in this Paragraph, and unless Tenant shall notify Landlord in writing not less than thirty (30) days prior to the expiration of the Term, or of any Renewal Period, as may be applicable, of Tenant's intention to renew this Lease for the next succeeding Renewal Period, any and all succeeding Renewal Periods shall thereupon automatically terminate and be of no further force and effect and Tenant shall have no further rights to exercise such Renewal Periods. The annual rent for each year during the Renewal Period shall be $195,328.09 per year, an increase of 5%, and shall be due and payable on the first day of each calendar month in monthly installments of $16,277.34. Tenant shall, at the expiration or termination of this Lease, leave, surrender and vacate the Leased Premises and all improvements located thereon, free of Tenant's property, in good order and repair and broom-clean, ordinary wear and tear and insured casualty loss, as provided in Paragraph 11, excepted. Tenant shall indemnify and hold Landlord harmless against all damages to the Leased Premises caused by the removal of any furniture, trade fixtures or other personal property from the Leased Premises. Should Tenant, with Landlord's written consent, holdover at the expiration of this Lease or after any earlier termination provided or permitted herein, Tenant shall become a tenant at will and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay rent and other charges monthly at the same rental as payable in the immediately preceding month. If Tenant holds over after termination of this Lease or after any earlier termination provided or permitted herein, without Landlord's written consent, Tenant shall pay Landlord as liquidated damages, a sum equal to 125% of the rent to be paid by Tenant to Landlord for all the time Tenant shall so retain possession of the Leased Premises: provided that the exercise of Landlord's rights under this clause shall not be interpreted as a grant of permission to Tenant to continue in possession.


     6.   Use. Tenant may use the Leased Premises for any lawful use, provided,
          ---
          however, that Tenant shall not substantially alter the principal use of the Leased Premises without first obtaining the written consent of Landlord, which shall not be unreasonably withheld or delayed.

     7.   Parking.. As consideration for the timely payment of the rents due and
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          owing under this Lease, Landlord shall provide to Tenant as Land, lots
          3,4 and, 5, Block 10 Gaults 2nd Addition to the City of Oklahoma City, to be designated as Tenant parking, with no less than 70 spaces available to Tenant. The use by Tenant of this parking area shall be subject to all other terms and conditions of this Lease.


Landlord Initials _______________

Tenant Initials _________________

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     8.   Maintenance and Repair. Landlord shall throughout the Term and any
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          and all Renewal Periods, at its own cost and expense, put, keep and maintain the Building in good and sufficient condition, repair and order, including without limitation, both inside and outside, structural and non-structural, the roof, all connections with the street, telephone, water, electric, gas mains and sewers and all other utilities and the HVAC, boilers and machinery. Tenant shall have full access to environmental controls within the building, 24 hours a day, seven days a week. Should Landlord fail to proceed promptly and with all due diligence to make necessary repairs when notified, Tenant may undertake to have the repairs made and the amount of any sums reasonably paid by Tenant for such purpose shall promptly be paid by Landlord to Tenant. Landlord shall also, throughout the Term and any and all Renewal Periods, at its own cost and expense, put, keep and maintain the yards, parking areas, fences and sidewalks and such other fixtures and other improvements on the Leased Premises, excluding any and all replacements made by Tenant. Tenant shall throughout the Term and any and all Renewal Periods maintain a service contract on the elevator to be installed at Landlord's sole expense.

               Tenant shall be solely responsible for and shall promptly pay all charges for all utilities and services used by Tenant in the Leased Premises. Landlord has the right to enter the Leased Premises, including the Building, periodically, at any reasonable time during normal business hours to inspect the condition of the Leased Premises.

     9.   Alterations. It is understood that Tenant, in the conduct of its
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          business, may deem it necessary from time to time to make certain alterations in the Building in order to accommodate changes in the arrangements of its fixtures, display of merchandise and/or equipment, decor and methods of operation. In this regard, and subject to Landlord's written approval, Tenant shall have the right to remodel the Building, as Tenant deems appropriate, including but not limited to relocation or removal of interior partitions, relocation or extension of interior electrical wiring or fixtures, replacement of floor coverings, painting, and other such alterations, additions or modifications, provided, however, that:

          (a) Such alterations shall conform to applicable building laws, rules and regulations of those governmental authorities having jurisdiction hereof;
          (b) Landlord's prior written consent, which shall not be unreasonably withheld, shall be obtained by Tenant before Tenant enlarges the size of the Building on the Leased Premises or makes any alteration which would likely affect the structural integrity of the Building;
          (c) Except as set forth to the contrary in subparagraph 8(b), all such work shall be done at Tenant's sole cost and expense in a good and workmanlike manner;
          (d) When returned to Landlord, the Leased Premises shall be free of any liens arising from such work conducted by Tenant; and
          (e) Tenant agrees to pay promptly when due, the entire costs of Tenant's alterations: to use reasonable efforts to obtain from each contractor with whom Tenant has contracted for such work, prior to paying any amount to such contractor, a statement in writing under oath, or verified by affidavit, of the names of all parties furnishing materials and labor for such work and the amounts due, or to become due, to each and, at the time of payment to use reasonable efforts to obtain from each contractor a Waiver of Lien in the amount paid to each; to keep the Leased Premises at all times free of liens and claims for liens for labor and materials for work undertaken by Tenant; and to defend, indemnify and save Landlord harmless from and against all injury, loss, claims or damage to any person or property occasioned by or growing out of such work. If any claim for a lien arises against the Leased Premises by reason of work undertaken by Tenant, and such claim is not discharged, bonded or otherwise satisfied by Tenant within thirty (30) days after Tenant is made aware of such lien(s), Landlord may pay such claim and proceed to obtain the discharge and release thereof, and Tenant shall pay Landlord as additional Rent the amount paid by Landlord to obtain the discharge and release thereof, together with all court costs and all attorneys' fees upon demand. Nothing contained in this Lease is intended to, nor shall be construed by anyone to, permit the creation of any lien against Landlord's interest in the Leased Premises. Tenant shall be under no obligation to restore or remove any such changes upon the expiration or termination hereof, except to leave such in the same condition as required for the remainder of the Leased Premises pursuant to Paragraph 5 hereof.

     10.  Fixtures, All fixtures, machinery and equipment, of whatsoever nature,
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          placed or installed in or on the Leased Premises by the Tenant at its own expense, shall remain its personal property, and Tenant shall have the right to remove the same at any time provided that Tenant defends, indemnities and holds Landlord harmless from and against all damages to the Leased Premises resulting from such removal.

     11.  Insurance. Landlord shall maintain insurance with respect to the
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          Leased Premises against loss or damage by fire and all other casualties covered by the standard extended coverage endorsement to the full insurable value of the Building and other real property improvements thereon, exclusive of foundations and excavations. Such insurance


Landlord Initials _______________

Tenant Initials _________________

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          shall be procured from a responsible and financially sound insurance company or companies reasonably satisfactory to Landlord, and, may, in whole or part, be carried as part of a blanket policy or policies covering also other property insured by Tenant and contain a standard form co-insurance clause. Such insurance policy shall name Landlord and any holder of a Mortgage (as hereinafter defined) as additional insured. In the event of loss under any such policies the insurance proceeds shall be held in trust for the reconstruction and repair of the Leased Premises in accordance with Paragraph 11 herein.

               Tenant shall, at Tenant's sole cost and expense, maintain personal property insurance on its contents, property and belongings and hold Landlord harmless from any damage thereto. Tenant shall, also, at Tenant's sole cost and expense, maintain general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Leased Premises, such insurance to afford protection to the limit of not less than One Million Dollars ($1,000,000) for injury or death to any one person and to the limit of not less than Three Million Dollars ($3,000,000) for injury and/or death to any number of persons in any one accident or occurrence and property damage insurance in the amount of Five Hundred Thousand Dollars ($500,000.00), and Landlord and any holder of a Mortgage shall be named in such liability policy as additional insured. Insurance required to be carried by Tenant hereunder may be in the form of blanket insurance policies covering similar locations insured by Tenant. Such liability insurance shall be procured from a responsible and financially sound insurance company or companies reasonably satisfactory to Landlord.

               Evidence of all such insurance shall be promptly provided and all such policies shall provide that no cancellation shall be effective until at least thirty (30) days after receipt by Landlord and by Tenant of written notice thereof.


     12.  Destruction. If the Leased Premises or any portion thereof shall be
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          damaged or destroyed by fire or other insurable casualty, Tenant shall have available insurance proceeds as set forth in the preceding paragraph, and shall (except as provided below) promptly, at its sole cost and expense, remove any resulting debris and make such repairs, restoration or rebuilding to the extent that is necessary to provide the Tenant with equal utility, design and construction to that which existed prior to such damage or destruction; and this Lease shall remain in full force and effect and rent shall not abate.

               If during the last year of the Term, or the last year of any Renewal Period, the Building on the Leased Premises is damaged or destroyed to the extent of not less than fifty (50) percent of then current replacement cost thereof, either Landlord or Tenant shall have the right and option to terminate this Lease by giving the other party to this Lease notice of such election within thirty (30) days after such damage or destruction shall have taken place, and if such notice is given then this Lease shall terminate as of the date Tenant vacates the Leased Premises, which date shall be no later than thirty (30) days after the giving of such notice: provided, however, that Tenant may nullify such notice of termination given by Landlord if an additional Renewal Period remains unexercised and Tenant shall exercise such option by written notice to Landlord within thirty (30) days after receipt of such termination notice from Landlord, in which event Landlord's notice of such termination shall be of no force and effect, upon the termination of the Lease by either Landlord or Tenant in accordance with the provisions of this Paragraph 11, all right, title and interest of Tenant in and to any insurance proceeds shall be promptly assigned by written instrument to Landlord and any insurance proceeds, less and except insurance Proceeds for Tenant's personalty or inventory held by Tenant, shall be promptly paid to Landlord.

     13.  Condemnation. It is understood and agreed that if the whole of the
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          Leased Premises shall be taken for any public or quasi-public use under any statute, or by right of eminent domain, or by Private purchase by any public authority in lieu of the exercise of the right of eminent domain or if any part of the Leased Premises so taken and the part not so taken is insufficient for the reasonable operation of Tenant's business, in the opinion of Tenant which shall not be arbitrarily or capriciously determined, then, in either of such events, this Lease shall cease and expire on the date when possession shall be taken thereunder of the Leased Premises or part thereof and all rents, taxes, and other charges shall be prorated and paid to such date.

               In the event that only a part of the Leased Premises is so taken and the part not so taken shall be sufficient for the reasonable operation of the Tenant a business, this Lease shall remain unaffected except:

                    (a) The Tenant shall be entitled to a prorated reduction in the rent to be paid hereunder, after the date of such taking, based on the proportion which the space so taken bears to the space originally demised, provided that consideration shall be given to the respective values of the space taken and the space not taken:

                    (b) The Landlord shall promptly after such taking, and at the Landlord's own cost and expense, restore that part of the improvements not so taken to as near its former condition as the circumstances will permit.

               In case of any such taking, whether of all or any part of the Leased Premises, and regardless of whether this Lease survives, the entire award shall belong solely to the Landlord, and the Tenant hereby assigns such award to the Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for


Landlord Initials _______________

Tenant Initials _________________

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          the taking of Tenant's fixtures and personal property within the
          Leased Premises paid for by Tenant and for relocation expenses if a separate award for such items is available to Tenant. Tenant shall be entitled to make claim in its own name to the condemning authority for the value of said fixtures and personal property and loss of business.


     14.  Subordination and Non-Disturbance. This Lease and all of the rights of
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          Tenant hereunder are and shall be subject and subordinate to the lien of any and all mortgages, deeds to secure debts or other security instruments heretofore or hereinafter placed on the Leased Premises or any part thereof, except the Tenant's property or trade fixtures, and to any and all renewals, modifications, consolidations, replacements, extensions, or substitutions of any such instruments (all of which are hereinafter termed the "Mortgage" or "Mortgages"), provided, however, each or all of such Mortgages hereinafter placed on the Leased Premises shall contain a provision, or a separate instrument shall be executed by the holder of any Mortgage, to the effect that so long as Tenant is not in default under this Lease or any renewal thereof, no foreclosure of the lien of said Mortgage or any other proceeding in respect thereof shall divest, impair, modify, abrogate, or otherwise adversely affect any interest or rights whatsoever of the Tenant under said Lease.

               Such subordination shall be automatic, without the execution of any further subordination agreement by Tenant. If, however, a written subordination agreement, consistent with this provision, is required by a holder of a Mortgage, Tenant agrees to execute, acknowledge, and deliver the same, and, in the event of failure so to do, Landlord may, in addition to any other remedies for breach of covenant hereunder, execute, acknowledge, and deliver the same as the agent of Tenant, and Tenant hereby irrevocably constitutes Landlord its agent for such specific purpose.

     15.  Taxes. Landlord shall pay all real property taxes pertaining to the
          -----
          Leased Premises. All personal property taxes levied or assessed will be paid by the Tenant for any and all periods during the Term and the Renewal periods, if any, and also its pro rata share of all such taxes levied or assessed thereon for any period, part of which is included in the Term or any Renewal Period. If by law any such tax may, at the option of the taxpayer, be paid in installments (whether or not interest may accrue on the unpaid balance of such tax), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such tax) in installments over the longest period allowed by law.

               Landlord agrees that Tenant shall have the right, at Tenant's cost and expense, to contest the legality or validity of any of the taxes, which are to be paid by Tenant pursuant to the foregoing provisions. Tenant shall nevertheless pay and continue to pay, as the same become due and payable, such impositions under protest, and Tenant shall be entitled to any and all refund(s) of taxes obtained through such contest. Landlord shall, at Tenant's request, execute or join in executing documents necessary in connection with any such contest, but at no cost or expense to Landlord. Landlord agrees to forward to Tenant in timely manner the periodic statement for taxes contemplated by this Paragraph, or to join in those formalities necessary to insure that such statements are sent directly to Tenant.

     16.  Quiet Enjoyment. Landlord covenants that if Tenant shall timely pay
          ---------------
          the rental and perform all the covenants and provisions of this Lease to be performed by Tenant, the Tenant shall peaceably and quietly occupy and enjoy the full possession of the Leased Premises during the Term and any Renewal Period, if applicable, without molestation or hindrance by the Landlord or any person(s) claiming under the Landlord.

               At delivery of possession to the Tenant, Landlord will present Tenant with a certificate of occupancy or its equivalent from appropriate governmental authorities which will permit occupancy and use of the Leased Premises by the Tenant for Tenant's business. Landlord represents that at delivery of possession of the Leased Premises to Tenant, Landlord, to the best of its knowledge, is not aware of any lack of compliance with statutes, rules and regulations of governmental authorities having jurisdiction with respect to the Leased Premises and the Adjoining Property. Landlord's liabilities, duties and obligations under the Lease shall be only for the period during which it shall be the owner of the Leased Premises.

     17.  (a) Events of Default. Each of the following shall comprise an Event
              -----------------
          of Default hereunder:

                    (1) If default shall be made in the due and punctual payment of any rent payable under this Lease when and as the same shall become due and payable, and such default shall continue for a period of sixty
          (60) business days following written notice of such default by Landlord to Tenant: or

                    (2) If default shall be made by Tenant in the performance of or compliance with any of the covenants, agreements, terms, or conditions contained in this Lease other than that referred to in the foregoing subparagraph (a) (1), and such default shall continue for a period of sixty (60) days after written notice thereof from Landlord to Tenant, or in the case of a default or a contingency which cannot with due diligence be cured within such period of sixty (60)days, Tenant fails to proceed promptly and with all due diligence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within thirty (60) days that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence): or


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          (3)  If Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state, or other statute or law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidation of Tenant or of all or any substantial part of its properties or of the Leased Premises: or

          (4) If within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state, or other statute or law, such proceeding shall not have been dismissed, or if within sixty (60) days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver, or liquidator of Tenant or of all or any substantial part of its properties or of the Leased Premises, such appointment shall not have been vacated or stayed on appeal or otherwise, or if within sixty
     (60) days after the expiration of any such stay, such appointment shall not have been vacated; or

          (5) If the Lease Premises shall be abandoned by Tenant during the Term or any Renewal Period hereof.

     (b)  Landlord's Remedies Upon the occurrence of any Event of Default,
          -------------------
     Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (1) Terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so Landlord may, without prejudice to any other remedy which he may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, with or without force, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise.

          (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, with or without force, without being liable for prosecution or any claim for damages therefor, and, if Landlord so elects, relet the Leased Premises on such terms as Landlord may deem advisable and receive the rent therefor; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting.

          (3) Enter upon the Leased Premises, with or without force, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in this effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages, resulting to Tenant from such action.

          (4) Accelerate to the date of such occurrence the entire balance of rentals due during the remainder of the Term and any Renewal period. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Leased Premises by Landlord as above provided, allowance shall be made for the expense of repossession and any repairs or remodeling undertaken by Landlord following repossession,

     (c)  Landlord's Default. If any substantial default by Landlord under the
          -------------------
     terms of this Lease shall continue for thirty (30) days after written notice thereof from Tenant without Landlord's having commenced to cure said default and Landlord's exercising diligent efforts to complete the curing of same, Tenant may cure the same for the account of Landlord and the amount of any sums reasonably paid by Tenant for such purpose shall promptly be paid by Landlord to Tenant. Notwithstanding any provision contained in this subparagraph or elsewhere in this Lease, this Lease and the obligation of Tenant to pay rent hereunder and perform all other covenants and agreements hereunder to be performed on the part of Tenant shall in no manner be affected, impaired or excused because Landlord defaults in the performance of any of its covenants or agreements hereunder.

     (d)  Expenses. If it shall become necessary for either Landlord or Tenant
          ---------
     to employ counsel to enforce any term, covenant or provision of this Lease, or to defend any action brought by the other party in connection with this Lease or otherwise, or to recover possession of the Leased Premises, then, in any such event, the non-prevailing party in such action agrees to pay any reasonable attorneys' fees and expenses incurred by the prevailing party.


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                                       6

     18.  Waiver of Subrogation. Landlord and Tenant agree that neither party
          ----------------------
          shall be liable to the other for any loss or damage which is covered by insurance required under the terms of this Lease, and hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties.

     19   Waiver. No waiver of any condition or covenant of this Lease by either
          ------
          party shall he deemed to imply or constitute a further waiver of the same of any other condition or covenant of said Lease.

     20.  Assignment/Sublet. Tenant may not assign this Lease or sublet all or
          ------------------
          any portion of the Leased Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, Tenant may assign this Lease to any corporation or other entity which is a subsidiary, parent or affiliate of Tenant or a franchisee of such subsidiary, parent or affiliate of Tenant without Landlord's consent. Landlord's consent shall not be deemed to have been unreasonably withheld if the proposed assignee or sublessee would materially violate any exclusive use or other use provision of any Lease of any other tenant leasing any portion of the Adjoining Property, a copy of which conflicting Lease will be provided to Tenant. Following any permitted assignment or subletting, whether or not the Landlord's consent is required, Tenant shall continue to be fully responsible for the payment of rent hereunder and for the performance of all other obligations of Tenant under this Lease.

     21.  Estoppel Certificate. At any time and from time to time, Tenant
          --------------------
          agrees, within ten (10) days following request in writing from Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), the dates to which the rent and other charges have been paid, and any other factual data relating to this Lease or the Leased Premises which Landlord may reasonably request.

     22.  Delays. Whenever a period of time is provided in this Lease for a
          ------
          party hereto to do or perform any act or things, said party shall not be liable or responsible for any delays due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control or other causes beyond their reasonable control, and the time for performance specified herein shall he extended for the amount of time the party is so delayed.

     23.  Brokers. Tenant represents that it has had no dealings with any real
          -------
          estate brokers or agents in connection with the negotiation of this Lease. Should Tenant decide to engage such a Broker, Tenant shall be responsible for any and all commissions, fees or payments due to Broker. Tenant hereby indemnifies and holds harmless Landlord from and against any and all liability and cost which Landlord may suffer in connection with any and all real estate brokers claiming by, through or under Tenant, seeking any commission, fee or payment in connection with this Lease. Landlord hereby indemnifies and holds harmless Tenant from and against any and all liabilities and cost which Tenant may suffer in connection with real estate brokers claiming by, through or under Landlord, seeking any commission, fee or payment in connection with the Lease.

     24.  Prior Agreements. This Lease contains all of the agreements of the
          ----------------
          parties hereto with respect to matters covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. This Lease may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest.

     25.  Joint Venture or Partnership. Nothing contained in this Lease shall be
          ----------------------------
          construed to be or create a partnership or joint venture between the parties hereto.

     26.  Non-Competition. Landlord covenants and agrees that during the Term
          ---------------
          or any Renewal Period, Landlord shall not cause or permit any property, in which Landlord has a direct or indirect interest and which is located within 2,500 feet of the Leased Premises, to be used for the retail music business as its primary use without the prior written consent of Tenant. The rental of video equipment as a primary use is specifically excluded from this restriction.

     27.  Signs. It is understood and agreed that Landlord shall, subject to the
          -----
          requirements of the appropriate governmental authorities, permit Tenant to erect on the Leased Premises, at Tenant's expense, signs reasonably satisfactory to Tenant, in regard to location, size, illumination, content and color. It is the responsibility of Tenant to investigate the rules and regulations of any and all appropriate governmental authorities governing sign size and location and to obtain any necessary approval. In no event shall the ability of Tenant to obtain approval of a sign by appropriate governmental authorities be deemed a condition to this Lease and the failure to obtain same shall in no event be a basis


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                                       7
          for termination hereof. Landlord shall supply connections for electrical service to illuminate such signs in accordance with the Plans.


     28.  Severability. Any provision of this Lease which shall prove to be
          ------------
          invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

     29.  Recording. Tenant shall require that upon completion and confirmation
          ---------
          of this Lease that Landlord shall execute a short form memorandum hereof which may be recorded.

     30.  Governing Law. This Lease shall be governed by the laws of the state
          -------------
          of Oklahoma.

     31.  Time is of the Essence. Time is of the essence with respect to the
          -----------------------
          performance of every Provision of this Lease.

     32.  Successors and Assigns. The terms, conditions and covenants of this
          -----------------------
          Lease shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

     33.  Notices. All notices and demands required or permitted to be given by
          --------
          either party to the other under this Lease shall be in writing, sent certified mail, return receipt requested, postage prepaid, or by Federal Express or other reputable overnight courier service, or by hand delivery and shall be deemed to have been received upon hand delivery, or one (1) business day following deposit with Federal Express or other reputable overnight courier service, or four (4) days following deposit in the U.S. Mail if sent by certified mail to the address shown below or to such other address as either party may designate by notice to the other.

                                  To Landlord:
                               Salyer Enterprises
                     Christopher M. and Margaret S. Salyer
                                722 N. Broadway
                            Oklahoma City, OK 73102


                                   To Tenant:
                               CD Warehouse, Inc.
                               1204 Sovereign Row
                            Oklahoma City, OK 73108

     34.  Captions. The paragraph captions are used only as a matter of
          ---------
          convenience and are not to be considered a part of this agreement as such.

     36.  Automobile Alley. It is understood and agreed by the parties hereto
          -----------------
          that the City of Oklahoma City has caused an association by the name of Automobile Alley to be formed for the purpose of revitalizing Broadway Avenue. Such association has been granted tax exempt status under Section 501 (C) 3 of the Internal Revenue Code. Such association has also been accepted into the "Main Street" program, sponsored by the Oklahoma Department of Commerce. Landlord and Tenant desire to participate in the efforts of such association. Therefore, Tenant agrees to an assessment payable to Automobile Alley in an amount equal to $100.00 per month. Landlord agrees to match the contribution made by Tenant under this Lease provision.


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

     Exhibit A is attached hereto and made a part hereof.

In WITNESS WHEREOF, the parties hereto have each caused this Lease to be executed as of the day and year first above written.


LANDLORD:

Christopher M. Salyer

/s/ Christopher M. Salyer
-------------------------


Margaret S. Salyer

/s/ Margaret S. Salyer
----------------------


TENANT:


CD WAREHOUSE, INC.


By: /s/ Doyle Motley
    ----------------

Title: Chief Financial Officer

Attest: /s/ Michael E. Chionopoulos
        ---------------------------

Title: Secretary
(Corporate Seal)


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                                       9

                                   EXHIBIT B


                        BUILDING AND PARKING REGULATIONS

1. Entry passages, elevators and stairways may be used for ingress and egress only.

2. Tenant shall not permit anything to be thrown out of windows or doors, down passages or elsewhere in Building, or bring or keep any pets or other animals therein, or commit or make any indecent of improper act or noise, or do or permit anything which shall in any way obstruct, injure, annoy or interfere with other tenants or neighbors or those having business with them, or affect any insurance rate on Building or violate any provision of any insurance policy on Building.

3. Blinds of the quality, type, design and color designated by Landlord shall be used on all windows. All curtains, shades, screens, and other window coverings and fixtures must be of a quality, type, design, and color, and attached in a manner approved by Landlord.

4. Tenant may not deface the Leased Premises in any way. Tenant may not drive nails, insert screws, bore or cut for wires, or change electrical fixtures or other appurtenances of the Leased Premises.

5. During the Lease Term, vehicles which are unmoved or abandoned for more than three (3) days may be removed from the parking area and impounded at their owners' expense. Tenant shall be responsible for any damage to the parking area caused by Tenant or its employees, agents, guests, or invitees.

6. No bicycles or vehicles of any kind shall be brought into or kept in or about the Leased Premises or the lobby or halls of Building. No cooking shall be done or permitted by Tenant on the Leased premises without Landlord's express written permission. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or emanate from the Leased Premises.

7.   Canvassing, soliciting and peddling in Building is prohibited.

8. Tenant shall not place a load on any floor of the Leased Premises exceeding 50 pounds per square foot. Landlord reserves the right to prescribe the weight and position of all safes and heavy equipment.

9. Tenant shall not install nor use any air conditioning or heating device other than as provided by Landlord.

10. Tenant shall not install nor authorize the installation of any coin-operated vending machine on the Leased Premises except upon written authorization by Landlord.

11. Landlord reserves the right to rescind any of the foregoing regulations and to make such other and further regulations as in Landlord's judgment are needed from time to time for the safety, protection, care and cleanliness of Building and parking area, the operation thereof, the preservation of good order therein, and the protection and comfort of tenants and their agents, employees and invitees. Such additional regulations shall be binding on Tenant when written notice thereof is given to Tenant by Landlord.


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                                      10